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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                February 21, 2003
                Date of Report (Date of earliest event reported)


                               TRIMAS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       333-100351              38-2687639
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        39400 WOODWARD AVENUE, SUITE 130
                        BLOOMFIELD HILLS, MICHIGAN 48304
                    (Address of principal executive offices)


                                 (248) 631-5400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 21, 2003, TriMas Corporation (the "Company") announced its acquisition of Highland Group Corporation ("Highland") pursuant to a Purchase Agreement (the "Purchase Agreement") dated as of February 21, 2003, by and among TriMas Company LLC, a subsidiary of the Company, the shareholders and option holders of Highland (the "Sellers") and FNL Management Corp. as Sellers' Representative.

     The consideration for the acquisition was approximately $70.5 million, plus the amount of certain tax benefits, in cash. The purchase price is subject to adjustment based upon actual working capital and taxes owed at closing. The purchase price was financed through drawings on the Company's accounts receivable and revolving credit facilities and cash on hand, as well as an equity investment by Heartland Industrial Partners, L.P., and its affiliates. Since January 1, 2003, Heartland has made approximately $34.0 million of equity investments in the Company

ITEM 7. EXHIBITS.

     (a) Financial Statements of Business Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, the Company will file the financial statements of the businesses acquired as required by Item 7(a)(1) as soon as possible but in no event later than sixty days after the filing of this report.

     (b) Pro Forma Financial Information.

     In accordance with Item 7(b)(1) of Form 8-K, the Company will file the financial statements of the businesses acquired as required by Item 7(b)(2) as soon as possible but in no event later than sixty days after the filing of this report.


     (c) Exhibits. The following exhibit is filed herewith:

     Exhibit No.      Description
     -----------      -----------
     10.1             Stock Purchase Agreement dated as of February 21, 2003

     99.1             Press Release dated February 24, 2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 24, 2003

                                      TRIMAS CORPORATION


                                      By: /s/ Todd R. Peters
                                          --------------------------------------
                                          Name:  Todd R. Peters
                                          Title: Executive Vice President & CFO


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                                  EXHIBIT INDEX


Exhibit No.      Description
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10.1             Stock Purchase Agreement dated as of February 21, 2003

99.1             Press Release dated February 25, 2003